UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2014

Mercedes-Benz Auto Receivables Trust 2014-1
(Exact name of Issuing Entity as specified in its charter)

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)

State of Delaware	333-181985-03	37-6442370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the $1,124,470,000 Asset Backed Notes offered pursuant to the Prospectus dated June 26, 2014 and the Prospectus Supplement dated July 1, 2014, Mercedes-Benz Auto Receivables Trust 2014-1 (the “Issuer”) and Daimler Retail Receivables LLC (“Daimler Retail Receivables”) have entered into, or intend to enter into at closing, the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

1.1
Underwriting Agreement, July 1, 2014, among Daimler Retail Receivables, as depositor (the “Depositor”), Mercedes-Benz Financial Services USA LLC (“MBFS USA”) and Deutsche Bank Securities Inc., Credit Agricole Securities (USA) Inc. and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein.

4.1	Amended and Restated Trust Agreement, dated as of July 1, 2014, between the Depositor and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, dated as of July 1, 2014, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Sale and Servicing Agreement, dated as of July 1, 2014, among the Issuer, the Depositor, and MBFS USA, as seller and as servicer.

10.2	Administration Agreement, dated as of July 1, 2014, among the Issuer, MBFS USA, as administrator, the Depositor and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of July 1, 2014, between the Seller and Daimler Retail Receivables, as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: July 8, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated July 1, 2014, among Daimler Retail Receivables LLC, Mercedes-Benz Financial Services USA LLC and Deutsche Bank Securities Inc., Credit Agricole Securities (USA) Inc. and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein.

4.1	Amended and Restated Trust Agreement, dated as of July 1, 2014, between Daimler Retail Receivables LLC and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, dated as of July 1, 2014, between Mercedes-Benz Auto Receivables Trust 2014-1 and U.S. Bank National Association, as indenture trustee.

10.1	Sale and Servicing Agreement, dated as of July 1, 2014, among Mercedes-Benz Auto Receivables Trust 2014-1, Daimler Retail Receivables LLC and Mercedes-Benz Financial Services USA LLC.

10.2
Administration Agreement, dated as of July 1, 2014, among Mercedes-Benz Auto Receivables Trust 2014-1, Daimler Retail Receivables LLC, Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.

10.3	Receivables Purchase Agreement, dated as of July 1, 2014, between Mercedes-Benz Financial Services USA LLC and Daimler Retail Receivables LLC.